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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 -----------

                                  FORM 8-K

                                CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):         MAY 13, 1999


                      SILICON STORAGE TECHNOLOGY, INC.
             (Exact name of Company as specified in its charter)

                       COMMISSION FILE NUMBER 0-26944


CALIFORNIA                                              77-0225590
(State or other jurisdiction of                         (I.R.S. Employer
Incorporation or organization)                          Identification Number)

1171 SONORA COURT, SUNNYVALE, CA                                      94086
(Address of principal executive offices)                           (Zip code)

Company's telephone number, including area code:                 (408) 735-9110

                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

        SUNNYVALE, Calif., May 13, 1999 -- SST (Silicon Storage Technology, Inc., NASDAQ: SSTI) and Intel Corporation today announced the settlement of pending litigation between the two companies that began in November of 1997.

           The settlement was reached after both parties agreed to a neutral mediation and both companies said they are pleased with the agreement. Terms of the agreement are confidential.

           The settlement is expected to be immaterial to SST's financial statements.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 1999

                                    SILICON STORAGE TECHNOLOGY, INC.


                                    By:



                                    /s/ JEFFREY L. GARON
                                    --------------------
                                    Jeffrey L. Garon
                                    Vice President Finance & Administration,
                                     Chief Financial Officer and Secretary
                                    (Principal Financial and Accounting Officer)




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